Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iPayment Holdings, Inc and iPayment, Inc. (collectively, “the Companies”) on Form 10-Q for the period ended June 30, 2012 (the “Report”), I, Carl A. Grimstad, Chief Executive Officer of the Companies, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

This Certification is executed as of August 13, 2012.

By: /s/ Carl A. Grimstad	By: /s/ Carl A. Grimstad
Carl A. Grimstad Chief Executive Officer, President and Director of iPayment, Holdings Inc.	Carl A. Grimstad Chairman, Chief Executive Officer and President of iPayment, Inc.